UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  November 12, 1997




                        ELECTRONIC SYSTEMS TECHNOLOGY INC.
                            (A Washington Corporation)

                          Commission File no. 2-92949-S
                    IRS Employer Identification no. 91-1238077

                                415 N. Quay St. #4
                               Kennewick  WA  99336
                     (Address of principal executive offices)


       Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On November 12, 1997, corresponding with Company's attendance of Allen-Bradley Automation Fair 1997 in Nashville, Tennessee, the Company issued press releases regarding the introduction of the Company's newest product, the ESTeem 192V, and announcement of the use of the Company's products in a project with the Klickitat County Public Utility District. These press releases are incorporated by reference and are attached hereto as Exhibit 99.9 and
Exhibit 99.10, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

Exhibit 99.9   -  Press release issued November 12, 1997.
Exhibit 99.10 -  Press release issued November 12, 1997.













































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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


    /s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: November 25, 1997